UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 25, 2010

RRI ENERGY, INC.
 (Exact name of registrant as specified in its charter)

Delaware	1-16455	76-0655566
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Main Street Houston, Texas	77002
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (832) 357-3000

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders.
The Special Meeting of Stockholders of RRI Energy, Inc. (the “Company”) was held on October 25, 2010, in Houston, Texas. The following matters were submitted to a vote of the Company’s stockholders:
(1) Votes regarding the issuance of the Company’s common stock, par value $0.001 per share, pursuant to the Agreement and Plan of Merger, dated as of April 11, 2010, by and among the Company, RRI Energy Holdings, Inc. and Mirant Corporation were as follows:

For	Against	Abstain	Broker Non-Votes
289,535,861	3,487,894	782,182	—
(2) Votes regarding the amendments to the Company’s restated certificate of incorporation that would effect a reverse stock split of the Company’s common stock were as follows:

For	Against	Abstain	Broker Non-Votes
224,433,123	68,606,336	766,477	—
(3) Votes regarding the amendments to the Company’s restated certificate of incorporation to change the corporate name of the Company from “RRI Energy, Inc.” to “GenOn Energy, Inc.” were as follows:

For	Against	Abstain	Broker Non-Votes
289,788,645	3,282,339	734,951	—
(4) Votes regarding the GenOn Energy, Inc. 2010 Omnibus Incentive Plan were as follows:

For	Against	Abstain	Broker Non-Votes
229,431,914	14,422,079	49,951,943	—
(5) Votes regarding adjourning the Special Meeting, if necessary, to solicit additional proxies were as follows:

For	Against	Abstain	Broker Non-Votes
278,437,608	13,823,018	1,545,301	—
Item 7.01 Regulation FD Disclosure.
On October 25, 2010, the Company and Mirant issued a joint press release announcing the results of the proposals considered at each company’s special meeting. A copy of the press release is furnished herewith as Exhibit 99.1 and incorporated by reference herein.
Item 9.01 Financial Statements and Exhibits.
(d) We furnish the following exhibit:
99.1— Joint Press Release of RRI Energy and Mirant Corporation, issued October 25, 2010

Forward-Looking Statements
This report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. These forward-looking statements involve a number of risks and uncertainties. RRI Energy cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statement. Such forward-looking statements include, but are not limited to, statements about RRI Energy’s and Mirant’s plans, objectives, expectations and intentions, the expected timing of completion of the merger, and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements are set forth in RRI Energy’s filings with the SEC. These include risks and uncertainties relating to: the risk that Mirant or RRI Energy may be unable to obtain governmental and regulatory approvals required for the merger, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; the risk that a condition to closing of the related financing or the merger may not be satisfied; the ability to resolve any litigation related to the merger; the timing to consummate the proposed merger; general worldwide economic conditions and related uncertainties; and the effect of changes in governmental regulations; and other factors discussed or referred to in the “Risk Factors” section of the joint proxy statement/prospectus that is included in the Registration Statement on Form S-4 (Registration No. 333-167192) that was filed by RRI Energy with the SEC in connection with the merger, and of RRI Energy’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the SEC. Each forward-looking statement speaks only as of the date of the particular statement and RRI Energy undertakes any obligation to publicly update any forward-looking statement, whether as a result of new information, future events or otherwise.
Additional Information and Where to Find It
In connection with the proposed merger between RRI Energy and Mirant, RRI Energy filed with the SEC a registration statement on Form S-4 that includes a joint proxy statement of RRI Energy and Mirant and that also constitutes a prospectus of RRI Energy. The registration statement was declared effective by the SEC on September 13, 2010. RRI Energy and Mirant urge investors and shareholders to read the registration statement, and any other relevant documents filed with the SEC, including the joint proxy statement/prospectus that is a part of the registration statement, because they contain important information. You may obtain copies of all documents filed with the SEC regarding this transaction, free of charge, at the SEC’s website (www.sec.gov). You may also obtain these documents, free of charge, from RRI Energy’s website (www.rrienergy.com) under the tab “Investor Relations” and then under the heading “Company Filings,” and from Mirant’s website (www.mirant.com) under the tab “Investor Relations” and then under the heading “SEC Filings.”
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RRI ENERGY, INC. (Registrant)
Date: October 25, 2010	By:	/s/ Thomas C. Livengood
Thomas C. Livengood
Senior Vice President and Controller

EXHIBIT INDEX

Exhibit Number	Exhibit Description

99.1	Joint Press Release of RRI Energy and Mirant Corporation, issued October 25, 2010